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                                                                   EXHIBIT 99.1


[INTERNET PICTURES CORPORATION LOGO]


                                                           IR CONTACT:
                                                           Paul Farmer
                                                           (925) 242- 4002
                                                           paul.farmer@ipix.com


                  IPIX REPORTS RESULTS FOR SECOND QUARTER 2003

OAK RIDGE, TN/SAN RAMON, CA - August 14, 2003 - Internet Pictures Corporation (Nasdaq: IPIX; "iPIX") announces second quarter 2003 highlights:

         -        Revenues of $6.6 million

         -        Gross margins of 67%

         -        Net income of $0.3 million

         -        $10.1 million of total cash

SECOND QUARTER FINANCIAL RESULTS (SEE ATTACHMENTS)

iPIX, the global leader in mission critical imaging solutions, today announced financial results for the quarter ended June 30, 2003. iPIX reported revenue for the quarter ended June 30, 2003 was $6.6 million compared to $5.8 million for the quarter ended June 30, 2002. iPIX's gross margin was 67% in the quarter ended June 30, 2003, compared to 62% in the same period of 2002. iPIX recorded $0.3 million of net income in the quarter ended June 30, 2003, compared to a net loss of $0.7 million in the same period of 2002. For the quarter ended June 30, 2003, the fully diluted loss per common share was $0.02, compared to a fully diluted loss per common share of $0.17 in the comparable year-ago quarter.


In June 2003, certain investors converted Series B Preferred Stock into 35,455 shares of common stock in accordance with the conversion terms of the Series B Preferred Stock. In the course of accounting for this transaction, the Company re-examined the Series B Preferred Stock Agreements and existing guidance on the calculation of earnings per common share. It was determined in this review that the original analysis of the accounting for the Series B Preferred Stock did not reflect the impact of the undeclared cumulative dividend and the participation rights of the Company's convertible preferred stock on the calculation of earnings (loss) per common share.


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Following its review of the issues, the Company, in consultation with its auditors, determined that the cumulative dividend, whether or not declared, should be reflected as a reduction in net income (loss) to calculate net income
(loss) available to common stockholders and that the participation right of the preferred stock should be considered in the calculation of basic earnings
(loss) per common share, if dilutive. As a result, the Company will recalculate its earnings per common share for the quarter ended March 31, 2003, the year ended December 31, 2002 and each of the quarters in 2002.

The effect of the restatement of earnings (loss) per share is as follows:


                                 Q1              Q2             Q3              Q4          FY 2002         Q1 2003
                               ------          ------          -----          -----         -------         -------

EARNINGS (LOSS) PER
  COMMON SHARE:
BASIC - AS REPORTED            $(0.22)         $(0.10)         $0.08          $0.07          $(0.17)         $ 0.05
BASIC - RESTATED               $(0.29)         $(0.17)         $0.01          $0.00          $(0.43)         $(0.01)
DILUTED - AS REPORTED          $(0.22)         $(0.10)         $0.03          $0.03          $(0.17)         $ 0.02
DILUTED - RESTATED             $(0.29)         $(0.17)         $0.01          $0.00          $(0.43)         $(0.01)

The recalculation of earnings (loss) per common share had no effect on reported revenues, gross profit, net income (loss) or cash balances in any of the periods.

For additional information, please refer to the filings made by iPIX with the Securities and Exchange Commission.

ABOUT IPIX

Internet Pictures Corporation (iPIX(R)) is a leader in mission-critical imaging solutions for eCommerce, classified advertising, security and online marketing. The Company's range of imaging technologies create, process and manage a rich variety of media including still images, immersive images, video, text and audio. iPIX's extensive intellectual property covers patents for immersive imaging, video and surveillance applications. iPIX is headquartered in Oak Ridge, Tennessee, with co-headquarters in San Ramon, California. www.ipix.com

                                      ###

Internet Pictures and iPIX are trademarks and service marks of Internet Pictures Corporation. All other copyrights and trademarks remain the property of their respective owners.

This press release may contain forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbors under those sections. In some cases, you can identify forward-looking statements by terminology such as "expect," "believe," "may," "will," "plans" and "anticipate," or the negative of such terms or comparable terminology. Forward-looking statements appearing herein include statements concerning operating and profitability plans and goals and restructuring efforts, and are based on current expectations. Actual results may differ materially from those projected in the forward-looking statements based upon a number of factors including (i) the loss of existing, or an inability to attract new iPIX customers (ii) changes in the demand for iPIX


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products and services, (iii) technological changes, (iv) general economic, financial or market changes or developments and (v) the conversion of Series B Preferred Stock into common stock. The matters discussed in this press release also involve risks and uncertainties described from time to time in Internet Pictures Corporation's filings with the Securities and Exchange Commission. These risks and uncertainties are included from time to time in documents iPIX files with the Securities and Exchange Commission, including but not limited to its Form 10-Ks, Form 10-Qs and Form 8-Ks (www.sec.gov).


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                         INTERNET PICTURES CORPORATION
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                      Three months ended                Six months ended
                                                                            June 30,                        June 30,
                                                                   -------------------------         -------------------------
                                                                     2002             2003             2002             2003
                                                                   --------         --------         --------         --------
                                                                          (unaudited)                       (unaudited)
                                                                   (restated)                       (restated)
(In thousands, except per share data)

Revenue:
Transaction services ......................................        $  3,802         $  6,058         $  7,377         $ 11,660
Immersive still solutions .................................           1,959              408            3,178            1,192
Immersive video solutions .................................              --               86               --               91
                                                                   --------         --------         --------         --------
            Total revenue .................................           5,761            6,552           10,555           12,943
                                                                   --------         --------         --------         --------
Cost of revenue:
Transaction services ......................................           1,831            1,768            3,500            3,550
Immersive still solutions .................................             355              287              811              625
Immersive video solutions .................................              --               82               --               86
                                                                   --------         --------         --------         --------
            Total cost of revenue .........................           2,186            2,137            4,311            4,261
                                                                   --------         --------         --------         --------
            Gross profit ..................................           3,575            4,415            6,244            8,682
                                                                   --------         --------         --------         --------
Operating expenses:
Sales and marketing .......................................           2,153            2,044            4,193            3,805
Research and development ..................................           1,230            1,168            2,511            2,428
General and administrative ................................             893              834            1,797            1,663
                                                                   --------         --------         --------         --------
            Total operating expenses ......................           4,276            4,046            8,501            7,896
                                                                   --------         --------         --------         --------
Income (loss) from operations .............................            (701)             369           (2,257)             786
Other .....................................................              10              (34)              53              (83)
                                                                   --------         --------         --------         --------
Net income (loss) .........................................        $   (691)        $    335         $ (2,204)        $    703
                                                                   ========         ========         ========         ========
Net loss per common share, basic and diluted (restated) ...        $  (0.17)        $  (0.02)        $  (0.46)        $  (0.03)
Weighted average common shares, basic and diluted .........           6,792            7,004            6,785            6,910


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                         INTERNET PICTURES CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEETS


                                                                    December 31,        June 30,
                                                                        2002              2003
                                                                    ------------       -----------
                                                                         (1)           (unaudited)
(In thousands)

ASSETS
Cash and cash equivalents ....................................        $   3,020         $   8,680
Restricted cash and short term investments ...................            2,972             1,400
Accounts receivable, net .....................................            3,535             2,046
Inventory, net ...............................................              181               180
Prepaid expenses and other current assets ....................              984             1,850
                                                                      ---------         ---------
    Total current assets .....................................           10,692            14,156
Computer hardware, software and other, net ...................            4,631             3,571

Other long term assets .......................................               70                20
Goodwill .....................................................            3,042             3,042
                                                                      ---------         ---------
    Total assets .............................................        $  18,435         $  20,789
                                                                      =========         =========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable .............................................        $     360         $     891
Accrued liabilities ..........................................            5,426             4,075
Deferred revenue .............................................               85             3,078
Current portion of obligations under capital leases ..........            2,403             2,322
                                                                      ---------         ---------
    Total current liabilities ................................            8,274            10,366
Obligations under capital leases, net of current portion .....            1,459               224
Other long term liabilities ..................................              310                76
                                                                      ---------         ---------
    Total liabilities ........................................           10,043            10,666
                                                                      ---------         ---------
STOCKHOLDERS' EQUITY:
Preferred stock (Aggregate liquidation value:
  $24,560 in 2002, $25,353 in 2003) ..........................                1                 1
Common stock .................................................               65                66
Class B common stock .........................................               --                --
Additional paid-in capital ...................................          513,937           514,961
Accumulated deficit ..........................................         (505,117)         (504,414)
Accumulated other comprehensive loss .........................             (494)             (491)
                                                                      ---------         ---------
    Total stockholders' equity ...............................            8,392            10,123
                                                                      ---------         ---------
    Total liabilities and stockholders' equity ...............        $  18,435         $  20,789
                                                                      =========         =========


(1) The December 31, 2002 balances were derived from the audited financial statements.